                                 ____________________________________________

                                      SOUTHERN CALIFORNIA EDISON COMPANY

                                                      TO

                                   THE BANK OF NEW YORK TRUST COMPANY, N.A.
                                                    Trustee

                                 ____________________________________________

                                            SUBORDINATED INDENTURE

                                        Dated as of ____________, 20__

                                 ____________________________________________

Page

                CERTAIN SECTIONS OF THIS INDENTURE RELATING TO SECTIONS 310
                THROUGH 318, INCLUSIVE, OF THE TRUST INDENTURE ACT OF 1939:

TRUST INDENTURE
   ACT SECTION                                                      INDENTURE SECTION

 Section 310(a)(1).....................................................   609
             (a)(2)....................................................   609
             (a)(3)....................................................   Not Applicable
             (a)(4)....................................................   Not Applicable
             (b).......................................................   608
                                                                          610
 Section 311(a)........................................................   613
             (b).......................................................   613
 Section 312(a)........................................................   701
                                                                          702
             (b).......................................................   702
             (c).......................................................   702
 Section 313(a)........................................................   703
             (b).......................................................   703
             (c).......................................................   703
             (d).......................................................   703
 Section 314(a)........................................................   704
             (a)(4)....................................................   101
             ..........................................................   1005
             (b).......................................................   Not Applicable
             (c)(1)....................................................   102
             (c)(2)....................................................   102
             (c)(3)....................................................   Not Applicable
             (d).......................................................   Not Applicable
             (e).......................................................   102
 Section 315(a)........................................................   601
             (b).......................................................   602
             (c).......................................................   601
             (d).......................................................   601
             (e).......................................................   514
 Section 316(a)........................................................   101
             (a)(1)(A).................................................   502
             ..........................................................   512
             (a)(1)(B).................................................   513
             (a)(2)....................................................   Not Applicable
             (b).......................................................   508
             (c).......................................................   104
 Section 317(a)(1).....................................................   503
             (a)(2)....................................................   504
             (b).......................................................   1003
 Section 318(a)........................................................   107
_____________
Note:  This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                                        i

                                               TABLE OF CONTENTS

                                                        ii

        Section 508.  Unconditional Right of Holders to Receive Principal, Premium

                                                        iii

                                                        iv

        Section 1305. Deposited Money and Government Obligations to Be Held in Trust;

        Section 1403. Limitations on Duties to Holders of Senior Indebtedness

        Section 1407. Subordination Rights Not Impaired by Acts or Omissions
                      of Corporation or Holders of Senior Indebtedness of the

                                                        v

        INDENTURE, dated as of ___________, 20__, between Southern California Edison Company, a corporation duly organized and existing under the laws of the State of California (herein called the "Corporation"), having its principal office at 2244 Walnut Grove Avenue, Rosemead, California 91770, and The Bank of New York
Trust Company, N.A., a national banking association, as Trustee (herein called the "Trustee").

                                          RECITALS OF THE CORPORATION

        The Corporation has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness
(herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

        All things necessary to make this Indenture a valid agreement of the Corporation, in accordance with its terms, have been done.

                                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                                  ARTICLE I.

                                       DEFINITIONS AND OTHER PROVISIONS
                                            OF GENERAL APPLICATION

        Section 101. Definitions.

        For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (1)    the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

               (2)    all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

               (3)    all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United
        States of America;

               (4)    unless the context otherwise requires, any reference to an "Article" or a "Section"
        refers to an Article or a Section, as the case may be, of this Indenture; and

               (5)    the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

        "Act," when used with respect to any Holder, has the meaning specified in Section 104.

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

        "Board of Directors" means either the board of directors of the Corporation or any duly authorized committee of that board.

        "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

        "Business Day," when used with respect to any Place of Payment, means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in that Place of Payment or Los Angeles, California, are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate
Trust Office of the Trustee is closed for business.

        "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

        "Corporation" means the Person named as the "Corporation" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Corporation" shall mean such successor Person.

        "Company Request" or "Company Order" means a written request or order signed in the name of the
Corporation by any one of its Chairman of the Board, its President, its Chief Financial Officer, any Vice
President, its Treasurer or any Assistant Treasurer, and delivered to the Trustee.

        "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 700 South
Flower Street, Suite 500, Los Angeles, California, 90071, or at any other time at such address as the Trustee may designate from time to time.

        "corporation" means a corporation, association, company, joint-stock company or business trust.

        "Covenant Defeasance" has the meaning specified in Section 1303.

        "Defaulted Interest" has the meaning specified in Section 307.

        "Defeasance" has the meaning specified in Section 1302.

        "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

        "Event of Default" has the meaning specified in Section 501.

        "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

        "Expiration Date" has the meaning specified in Section 104.

        "Global Security" means a Security that evidences all or part of the Securities of any series which is issued to a Depositary or a nominee thereof for such series in accordance with Section 301(17).

        "Government Obligation" has the meaning specified in Section 1304.

        "Holder" means a Person in whose name a Security is registered in the Security Register.

        "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

        "interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

        "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

        "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

        "Maturity," when used with respect to any Security, means the date on which the principal of such
Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

        "Notice of Default" means a written notice of the kind specified in Section 501(4).

        "Officer's Certificate" means a certificate signed by any one of the Chairman of the Board, the Chief
Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, any
Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or any Assistant Secretary, of
the Corporation, and delivered to the Trustee.  One of the officers signing an Officer's Certificate given pursuant to Section 1005 shall be the principal executive, financial or accounting officer of the Corporation.

        "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Corporation, or other counsel.

        "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

        "Outstanding," when used with respect to Securities, means, as of the date of determination, all
Securities theretofore authenticated and delivered under this Indenture, except:

               (1)    Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

               (2)    Securities for whose payment or redemption the necessary amount of money or money's worth has been theretofore deposited with the Trustee or any Paying Agent (other than the Corporation)
        in trust or set aside and segregated in trust by the Corporation (if the Corporation shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

               (3)    Securities as to which Defeasance has been effected pursuant to Section 1302; and

               (4)    Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such
        Securities are valid obligations of the Corporation;

provided, however, that in determining whether the Holders of the requisite principal amount of the
Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue
Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon

acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 301, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Corporation or any other obligor upon the
Securities or any Affiliate of the Corporation or of such other obligor, whether of record or beneficially, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Corporation or any other obligor upon the Securities or any
Affiliate of the Corporation or of such other obligor.

        "Paying Agent" means any Person authorized by the Corporation to pay the principal of or any premium or interest on any Securities on behalf of the Corporation.

        "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including without limitation the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Corporation upon the issuance of such
Securities.

        "Person" means any individual, corporation, partnership, limited liability company or corporation, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

        "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

        "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

        "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

        "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any
series means the date specified for that purpose as contemplated by Section 301.

        "Responsible Officer," when used with respect to the Trustee, means any vice president, assistant vice president, managing director, assistant secretary, assistant treasurer, senior trust officer, assistant trust officer, trust officer, or other officer associated with the corporate trust department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person's knowledge of and familiarity with the particular subject.

        "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

        "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

        "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

        "Senior Indebtedness" means (i) any current or future indebtedness of the Corporation for borrowed or purchased money, whether or not evidenced by bonds, debenture, notes or other similar written instruments,
(ii) obligations of the Corporation under synthetic leases, finance leases and capitalized leases, (iii)
obligations of the Corporation for reimbursement under letters of credit, banker's acceptances, security purchase facilities or similar facilities issued for the account of the Corporation, (iv) any indebtedness or obligations of the Corporation with respect to derivative contracts, including but not limited to commodity contracts, interest rate, commodity or currency swap agreements, forward contracts, and other similar agreements or arrangements designed to protect against fluctuations in commodity prices, currency exchange or interest rates, and (v) any guarantees, endorsements, assumptions (other than by endorsement of negotiable instruments for collection in the ordinary course of business) or other similar contingent obligations in respect of obligations of others of a type described in (i), (ii), (iii) or (iv) above, whether or not such obligation is classified as a liability on a balance sheet prepared in accordance with generally accepted accounting principles in each case listed in (i), (ii), (iii), (iv) and (v) above whether outstanding on the date of execution of this Indenture or thereafter incurred, other than obligations ranking on a parity with the Securities or ranking junior to the Securities; provided, however, that Senior Indebtedness does not include (a) trade accounts payable, (b) accrued liabilities arising in the ordinary course of business or (c)
any indebtedness of the Corporation to any of its subsidiaries.

        "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

        "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the date on which the principal of such
Security or such installment of principal or interest is due and payable, in the case of such principal, as such date may be advanced or extended as provided pursuant to the terms of such Security and this Indenture.

        "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" shall mean, to the extent required by any such amendment, the Trust
Indenture Act of 1939 as so amended.

        "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

        "Vice President," when used with respect to the Corporation or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

Section 102.   Compliance Certificates and Opinions.

        Upon any application or request by the Corporation to the Trustee to take any action under any provision of this Indenture, the Corporation shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Corporation, or an Opinion of Counsel, if to be
given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

               (1)    a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2)    a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3)    a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4)    a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.   Form of Documents Delivered to Trustee.

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an officer of the Corporation may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such Officer's Certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Corporation stating that the information with respect to such factual matters is in the possession of the Corporation, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

        Whenever, subsequent to the receipt by the Trustee of any Board Resolution, Officer's Certificate,
Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Corporation which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Corporation entitled to the benefits of this Indenture equally and ratably with all other
Outstanding Securities, except as aforesaid.

Section 104.   Acts of Holders; Record Dates.

        Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more written instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such written instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Corporation. Such written instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such written instrument or instruments. Proof of execution of any such written instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601)
conclusive in favor of the Trustee and the Corporation, if made in the manner provided in this Section.

        The fact and date of the execution by any Person of any such written instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such written instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than the signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the signer's authority. The fact and date of the execution of any such written instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

        The ownership of Securities shall be proved by the Security Register.

        Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Corporation in reliance thereon, whether or not notation of such action is made upon such Security.

        The Corporation may set any day as a record date for the purpose of determining the Holders of
Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series; provided that the Corporation may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take or revoke the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding
Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the
Corporation from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders

of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Corporation, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

        The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding
Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512, in each case with respect to
Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding
Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction or to revoke the same, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph
(whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by
Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the
Corporation's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be sent to the Corporation in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

        With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new
Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an
Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the
180th day after the applicable record date.

        Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

Section 105.   Notices, Etc., to Trustee and Corporation.

        Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1)    the Trustee by any Holder or by the Corporation shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be made via facsimile) to or with the Trustee at its Corporate Trust Office, Attention: Capital Markets Fiduciary Services, or

               (2)    the Corporation by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Corporation addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Treasurer, or at any other address previously furnished in writing to the Trustee by the Corporation.

Section 106.   Notice to Holders; Waiver.

        Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.   Conflict with Trust Indenture Act.

        If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108.   Effect of Headings and Table of Contents.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.   Successors and Assigns.

        All covenants and agreements in this Indenture by the Corporation shall bind its successors and assigns, whether so expressed or not.

Section 110.   Separability Clause.

        In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.   Benefits of Indenture.

        Unless otherwise specified pursuant to Section 301 with respect to the Securities of any series, nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.   Governing Law.

        This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

Section 113.   Legal Holidays.

        Unless otherwise specified pursuant to Section 301 with respect to the Securities of any series, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a
Business Day, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section))
payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day, unless that Business Day is in a different calendar year, in which case the payment will be made on the preceding Business Day, in each case, with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

Section 114.   No Security Interest Created.

        Nothing in this Indenture or in the Securities expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Corporation or its subsidiaries is located.

                                                      ARTICLE II.

                                                    SECURITY FORMS

Section 201.   Forms of Securities

     The Securities of each series shall be substantially of the tenor and terms as shall be authorized in or pursuant to a Board Resolution and set forth in an Officer's Certificate, or set forth in an indenture or indentures supplemental hereto in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or automated quotation system on which the Securities may be listed, or to conform to usage. If the form of Securities of any series is authorized by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Corporation and delivered to the Trustee at or prior to the delivery of the Officer's Certificate contemplated by Section 301 setting forth the terms of the series.

     The Securities may be printed, lithographed or fully or partly engraved.

Section 202.   Form of Legend for Global Securities.

        Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every
Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS
REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR
IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN
THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES
DESCRIBED IN THE INDENTURE.

Section 203.   Form of Trustee's Certificate of Authentication.

        The Trustee's certificate of authentication shall be in substantially the following form:

        This is one of the Securities of the series designated therein referred to in the within-mentioned
Indenture.

Dated: _____________________                      The Bank of New York Trust Company, N.A.,
                                                  As Trustee
                                                  By:___________________________
                                                             Authorized Signatory

                                                 ARTICLE III.

                                                THE SECURITIES

Section 301.   Amount Unlimited; Issuable in Series.

        The aggregate principal amount of Securities which may be authenticated and delivered under this
Indenture is unlimited.

        The Securities may be issued in one or more series with the Securities issued hereunder being expressly subordinated in right of payment, to the extent and in the manner set forth in Article Fourteen, to all Senior Indebtedness of the Corporation. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

               (1)    the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

               (2)    any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1106 and except for any Securities which, pursuant to
        Section 303, are deemed never to have been authenticated and delivered hereunder);

               (3)    the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

               (4)    the date or dates on which the principal of any Securities of the series is payable or the method by which such date shall be determined and the right, if any, to shorten or extend the date on which the principal of any Securities of the series is payable and the conditions to any such change;

               (5)    the rate or rates at which any Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined; the date or dates from which any such interest shall accrue; the Interest Payment Dates on which any such interest shall be payable; the manner (if any) of determination of such Interest Payment Dates; and the Regular Record Date, if any,
        for any such interest payable on any Interest Payment Date;

               (6)    the right, if any, to extend the interest payment periods and the terms of such extension or extensions;

               (7)    the place or places where the principal of and any premium and interest on any
        Securities of the series shall be payable and whether, if acceptable to the Trustee, any principal of such Securities shall be payable without presentation or surrender thereof;

               (8)    the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Corporation and, if other than by a Board Resolution, the manner in which any election by the Corporation to redeem the Securities shall be evidenced;

               (9)    the obligation, if any, of the Corporation to redeem or purchase any Securities of the series pursuant to any sinking fund, purchase fund or analogous provisions or at the option of the
        Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

               (10)   if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

               (11)   if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

               (12)   if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United
        States of America for any purpose, including for purposes of the definition of "Outstanding" in
        Section 101;

               (13)   if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Corporation or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such
        Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be

        made and the amount so payable (or the manner in which such amount shall be determined);

               (14)   if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the
        Maturity thereof pursuant to Section 502;

               (15)   if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

               (16)   if either or both of Sections 1302 and 1303 do not apply to any Securities of the series;

               (17)   if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositary or
        Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of
        Persons other than the Depositary for such Global Security or a nominee thereof;

               (18)   any addition, modification or deletion of any Events of Default or covenants provided with respect to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

               (19)   any addition to or change in the covenants set forth in Article Ten which applies to
        Securities of the series;

               (20)   the subordination of the Securities of such series to any other indebtedness of the
        Corporation, including, without limitation, the Securities of any other series; and

               (21)   any other terms of the series.

        All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section
303) set forth, or determined in the manner provided, in the Officer's Certificate referred to above or in any such indenture supplemental hereto.

        If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Corporation and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms or the manner of determining the terms of the series.

        With respect to Securities of a series offered in a Periodic Offering, the Board Resolution (or action taken pursuant thereto), Officer's Certificate or supplemental indenture referred to above may provide general terms or parameters for Securities of such series and provide either that the specific terms of particular Securities of such series shall be specified in a Company Order or that such terms shall be determined by the Corporation in accordance with other procedures specified in a Company Order as contemplated by the third paragraph of Section 303.

        Notwithstanding Section 301(2) herein and unless otherwise expressly provided with respect to a series of Securities, the aggregate principal amount of a series of Securities may be increased and additional
Securities of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased.

Section 302.   Denominations.

        The Securities of each series shall be issuable only in fully registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303.   Execution, Authentication, Delivery and Dating.

        The Securities shall be executed on behalf of the Corporation by its Chairman of the Board, its Chief
Executive Officer, its President, a Vice President or the Treasurer, under its corporate seal reproduced thereon (which may be by facsimile) attested by its Secretary or one of its Assistant Secretaries.  The
signature of any of these officers on the Securities may be manual or facsimile.

        Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

        At any time and from time to time after the execution and delivery of this Indenture, the Corporation may deliver Securities of any series executed by the Corporation to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities, provided, however, that in the case of
Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the
Trustee of electronic

instructions from the Corporation or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and
301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

               (1)    if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

               (2)    if the terms of such Securities have been, or in the case of Securities of a series offered in a Periodic Offering, will be, established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been, or in the case of Securities of a series offered in a
        Periodic Offering, will be, established in conformity with the provisions of this Indenture, subject, in the case of Securities of a series offered in a Periodic Offering, to any conditions specified in such Opinion of Counsel; and

               (3)    that such Securities, when issued and executed by the Corporation and when authenticated and delivered by the Trustee in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Corporation enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

        If such form or terms have been so established, the Trustee shall not be required to authenticate such
Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

        Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's
Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first
Security of such series to be issued.

        With respect to Securities of a series offered in a Periodic Offering, the Trustee may rely, as to the authorization by the Corporation of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, in connection with the first authentication of Securities of such series.

        Each Security shall be dated the date of its authentication.

        No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Corporation, and the Corporation shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.   Temporary Securities.

        Pending the preparation of definitive Securities of any series, the Corporation may execute, and upon
Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

        If temporary Securities of any series are issued, the Corporation will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Corporation in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary
Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 305.   Registration, Registration of Transfer and Exchange.

        The Corporation shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office or in any other office or agency of the Corporation in a Place of Payment being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering
Securities and transfers of Securities as herein provided.

        Upon surrender for registration of transfer of any Security of a series at the office or agency of the
Corporation in a Place of Payment for that series, the Corporation shall execute,

and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

        At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Corporation shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

        All Securities issued upon any registration of transfer or exchange of Securities shall be the legal, valid and binding obligations of the Corporation, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

        Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Corporation or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be made for any registration of transfer or exchange of Securities, but the
Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1106 not involving any transfer.

        If the Securities of any series (or of any series and specified tenor) are to be redeemed, the
Corporation shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

        The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

               (1)    Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such
        Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

               (2)    Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global
        Security or a nominee thereof unless (A) such

        Depositary has notified the Corporation that it is unwilling or unable to continue as Depositary for such Global Security and a successor Depositary has not been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, (B) if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the
        Corporation within 90 days after it became aware of such cessation, or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301. Notwithstanding the foregoing, the Corporation may at any time in its sole discretion determine that Securities issued in the form of a Global Security shall no longer be represented in whole or in part by such Global Security, and the Trustee, upon receipt of a
        Company Order therefor, shall authenticate and deliver definitive Securities in exchange in whole or in part for such Global Security.

               (3)    Subject to Clause (2) above, any exchange or transfer of a Global Security for other
        Securities may be made in whole or in part, and all Securities issued in exchange for or upon transfer of a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

               (4)    Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this
        Section, Section 304, 306, 906 or 1106 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

Section 306.   Mutilated, Destroyed, Lost and Stolen Securities.

        If any mutilated Security is surrendered to the Trustee, the Corporation shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

        If there shall be delivered to the Corporation and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of written notice to the
Corporation or the Trustee that such Security has been acquired by a bona fide purchaser, the Corporation shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen
Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

        In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Corporation in its discretion may, instead of issuing a new Security, pay such Security.

        Upon the issuance of any new Security under this Section, the Corporation may require the payment of a sum sufficient to cover any tax, fee, assessment or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and its agents and counsel)
connected therewith.

        Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen
Securities.

Section 307.   Payment of Interest; Interest Rights Preserved.

        Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest
Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities)
is registered at the close of business on the Regular Record Date for such interest.

        Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the
Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Corporation, at its election in each case, as provided in Clause (1) or (2) below:

               (1)    The Corporation may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Corporation shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Corporation shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such
        Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the
        Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Corporation of such Special Record Date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the
        Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the
        Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

               (2)    The Corporation may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Corporation to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

        Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.   Persons Deemed Owners.

        Prior to due presentment of a Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such
Security be overdue, and neither the Corporation, the Trustee nor any agent of the Corporation or the Trustee shall be affected by notice to the contrary.

Section 309.   Cancellation.

        All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Corporation may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the
Trustee) for cancellation any Securities previously authenticated hereunder which the Corporation has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in its customary manner or as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy such canceled Securities.

Section 310.   Computation of Interest.

        Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311.   CUSIP Numbers.

        The Corporation in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

Section 312.   Agreed Tax Treatment.

     Each Security issued hereunder shall provide that the Corporation and, by its acceptance of a Security or a beneficial interest therein, the holder of, and any Person that acquires a beneficial interest in, such
Security agree that for United States federal, state and local tax purposes it is intended that such Security constitute indebtedness.

                                                  ARTICLE IV.

                                          SATISFACTION AND DISCHARGE

Section 401.   Satisfaction and Discharge of Indenture.

        This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Corporation, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

               (1)    either

                      (A)    all Securities theretofore authenticated and delivered (other than (i)
               Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Corporation and thereafter repaid to the Corporation or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                      (B)    all such Securities not theretofore delivered to the Trustee for cancellation

                             (i)    have become due and payable, or

                             (ii)   will become due and payable at their Stated Maturity within one year, or

                             (iii)  are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Corporation,

               and the Corporation, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose (i) money in an amount, (ii)
               Government Obligations (as defined in Section 1304) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (iii) a combination thereof, sufficient, in the case of (ii) or (iii), in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the
               Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption
               Date, as the case may be;

               (2)    the Corporation has paid or caused to be paid all other sums payable hereunder by the
        Corporation; and

               (3)    the Corporation has delivered to the Trustee an Officer's Certificate and an Opinion of
        Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

        Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Corporation to the Trustee under Section 607, the obligations of the Corporation to any Authenticating Agent under
Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1)
of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.   Application of Trust Money.

        Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the
Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the
Corporation acting as its own Paying Agent), to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                                  ARTICLE V.

                                                   REMEDIES

Section 501.   Events of Default.

        "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is inapplicable to a particular series or is specifically deleted or modified in the Board Resolution (or action taken pursuant thereto), Officer's Certificate or supplemental indenture under which such series of Securities is issued or has been deleted or modified in an indenture supplemental hereto:

               (1)    default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that if the Corporation is permitted by the terms of the Securities of such series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Corporation is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities; or

               (2)    default in the payment of the principal of or any premium on any Security of that series at its Maturity; or

               (3)    default in the making of any sinking fund payment, when and as due by the terms of a
        Security of that series, and continuance of such default for a period of 60 days; or

               (4)    default in the performance, or breach, of any covenant of the Corporation in this
        Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this
        Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Corporation by the Trustee or to the Corporation and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities of such series not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such

        principal amount of Securities of such series, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Corporation within such period and is being diligently pursued; or

               (5)    the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Corporation in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Corporation a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Corporation under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

               (6)    the commencement by the Corporation of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Corporation in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Corporation or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of any such action by the Board of Directors;
        or

               (7)    any other Event of Default provided with respect to Securities of that series.

Section 502.   Acceleration of Maturity; Rescission and Annulment.

        If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Corporation (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

        At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding
Securities of such series, by written notice to the Corporation and the Trustee, may rescind and annul such declaration and its consequences if

               (1)    the Corporation has paid or deposited with the Trustee a sum sufficient to pay

                      (A)    all overdue interest on all Securities of that series,

                      (B)    the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                      (C)    to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                      (D)    all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

        and

               (2)    all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

               No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503.   Collection of Indebtedness and Suits for Enforcement by Trustee.

        The Corporation covenants that if

               (1)    default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

               (2)    default is made in the payment of the principal of (or premium, if any, on) any
        Security at the Maturity thereof,

        the Corporation will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such
        Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of

        collection, including the reasonable compensation, expenses, disbursements and advances of the
        Trustee, its agents and counsel.

        If the Corporation fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Corporation or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Corporation or any other obligor upon such
Securities, wherever situated.

        If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.   Trustee May File Proofs of Claim.

        In case of any judicial proceeding relative to the Corporation (or any other obligor upon the
Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

        No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the
Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors'
or other similar committee.

Section 505.   Trustee May Enforce Claims Without Possession of Securities.

        All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the
Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.   Application of Money Collected.

        Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               First:  To the payment of all amounts due the Trustee under Section 607;

               Second:  Subject to Article XIV, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

               Third:  To the payment of the balance, if any, to the Corporation.

Section 507.   Limitation on Suits.

        No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

               (1)    such Holder has previously given written notice to the Trustee of a continuing Event of
        Default with respect to the Securities of that series;

               (2)    the Holders of not less than 25% in principal amount of the Outstanding Securities of all affected series, considered as one class, or, in the case of an Event of Default of the character specified above in Section 501(1), (2) or (3), that series, shall have made written request to the
        Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

               (3)    such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

               (4)    the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

               (5)    no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the

        Outstanding Securities of all affected series, considered as one class, or, in the case of an Event of
        Default of the character specified above in Section 501(1), (2) and (3), that series,

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508.   Unconditional Right of Holders to Receive Principal, Premium and Interest.

        Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and
(subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such
Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.   Restoration of Rights and Remedies.

        If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this
Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Corporation, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.   Rights and Remedies Cumulative.

        Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.   Delay or Omission Not Waiver.

        No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such
Event of Default or an acquiescence therein.

        Every right and remedy given by this Article or by law to the Trustee or to the Holders may be
exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.   Control By Holders.

        The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the
Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided that

               (1)    such direction shall not be in conflict with any rule of law or with this Indenture,

               (2)    the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

               (3)    subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.

        If an Event of Default is continuing with respect to all Outstanding Securities, the Holders of a majority in principal amount of all the Outstanding Securities, considered as one class, shall have the right to make such direction, and not the Holders of Securities of any one series.

Section 513.   Waiver of Past Defaults.

        The Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class) may, on behalf of the Holders of all Securities of all such series, waive such past default under the Indenture and its consequences, except a default

               (1)    in the payment of the principal of or any premium or interest on any Security of such series, or

               (2)    in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of the series affected.

        Upon any such waiver, such default shall cease to exist and be deemed not to have occurred, and any
Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.   Undertaking for Costs.

        In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs, including legal fees and expenses of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the
Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in (i) any suit instituted by the Trustee, (ii) any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or (iii) any suit instituted by any
Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any
Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 515.   Waiver of Stay or Extension Laws.

        The Corporation covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Corporation (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                                  ARTICLE VI.

                                                  THE TRUSTEE

Section 601.   Certain Duties and Responsibilities.

        The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act.
Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to
it.  Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.   Notice of Defaults.

        If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the
Holders of Securities of such series notice of such default as and to the extent provided by the Trust
Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term
"default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603.   Certain Rights of Trustee.

        Subject to the provisions of Section 601:

               (1)    the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (2)    any request or direction of the Corporation mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

               (3)    whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate and such Officer's Certificate shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof;

               (4)    the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (5)    the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (6)    the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document;

               (7)    the Trustee shall not be liable for the observance as a Business Day of a day on which banking institutions in Los Angeles, California (but not the banking institutions in the Place of
        Payment), are authorized or obligated by law or executive order to remain closed if a Responsible
        Officer of the Trustee does not have actual

        knowledge that banking institutions in Los Angeles, California, are authorized or obligated by law or executive order to remain closed on such day; and

               (8)    the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder.

Section 604.   Not Responsible for Recitals or Issuance of Securities.

        The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Corporation, and neither the Trustee nor any
Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any
Authenticating Agent shall be accountable for the use or application by the Corporation of Securities or the proceeds thereof.

Section 605.   May Hold Securities.

        The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Corporation, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Corporation with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.   Money Held in Trust.

        Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Corporation.

Section 607.   Compensation and Reimbursement.

        The Corporation agrees

               (1)    to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Corporation and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (2)    except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

               (3)    to indemnify and defend the Trustee and its officers, directors, employees, representatives and agents for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) of whatever kind or nature regardless of their merit incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim whether asserted by the Corporation, a Holder or any other Person and all reasonable attorneys fees, consultants fees, expenses and court costs or liability in connection with the exercise or performance of any of its powers or duties hereunder.

        The Trustee shall have a lien prior to the Securities upon all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

        Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or Section
501(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

        The provisions of this Section shall survive the termination of this Indenture and the earlier resignation or removal of the Trustee.

Section 608.   Conflicting Interests.

        If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture
Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.  To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

Section 609.   Corporate Trustee Required; Eligibility.

        There shall at all times be a Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.   Resignation and Removal; Appointment of Successor.

        No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this
Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

        The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Corporation. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Corporation, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

        The Trustee may be removed at any time with respect to the Securities of any series by Act of the
Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the
Trustee and to the Corporation.  Upon such removal, the Corporation may petition, at its expense, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

        If at any time:

               (1)    the Trustee shall fail to comply with Section 608 after written request therefor by the
        Corporation or by any Holder who has been a bona fide Holder of a Security for at least six months, or

               (2)    the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Corporation or by any such Holder, or

               (3)    the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation,

then, in any such case, (A) the Corporation by a Board Resolution may remove the Trustee with respect to all
Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor
Trustee or Trustees.

        If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Corporation, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of
Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a

successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Corporation and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the
Corporation. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Corporation or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

        The Corporation shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611.   Acceptance of Appointment by Successor.

        In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Corporation and to the retiring
Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring
Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Corporation or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

        In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Corporation, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring
Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor
Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Corporation or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

        Upon request of any such successor Trustee, the Corporation shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

        No successor Trustee shall accept its appointment unless at the time of such acceptance such successor
Trustee shall be qualified and eligible under this Article.

Section 612.   Merger, Conversion, Consolidation or Succession to Business.

        Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.   Preferential Collection of Claims Against Corporation.

        If and when the Trustee shall be or become a creditor of the Corporation (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Corporation (or any such other obligor).

Section 614.   Appointment of Authenticating Agent.

        The Trustee may appoint an Authenticating Agent or Agents acceptable to the Corporation with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate
Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this

Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the
Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Corporation and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such
Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

        Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such
Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an
Authenticating Agent, provided that such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating
Agent.

        An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Corporation. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Corporation. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor
Authenticating Agent which shall be acceptable to the Corporation and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such
Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

        The Corporation agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

        If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

        This is one of the Securities of the series designated therein referred to in the within-mentioned
Indenture.

Dated: ____________________                   The Bank of New York Trust Company, N.A.,
                                                 As Trustee

                                               By:____________________________
                                                       As Authenticating Agent

                                               By:____________________________
                                                         Authorized Signatory

Section 615.   Trustee's Application for Instructions from the Corporation.

        Any application by the Trustee for written instructions from the Corporation may, at the option of the
Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The
Trustee shall not be liable to the Corporation for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application
(which date shall not be less than three Business Days after the date any officer of the Corporation actually receives such application, unless any such officer shall have consented in writing to any earlier date)
unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                                 ARTICLE VII.

                             HOLDERS' LISTS AND REPORTS BY TRUSTEE AND CORPORATION

Section 701.   Corporation to Furnish Trustee Names and Addresses of Holders.

        The Corporation will furnish or cause to be furnished to the Trustee

               (1)    15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of such
        Regular Record Date, and

               (2)    at such other times as the Trustee may request in writing, within 30 days after the receipt by the Corporation of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security
Registrar.

Section 702.   Preservation of Information; Communications to Holders.

        The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as

Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

        The rights of Holders to communicate with other Holders with respect to their rights under this
Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

        Every Holder of Securities, by receiving and holding the same, agrees with the Corporation and the
Trustee that neither the Corporation nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703.   Reports by Trustee.

        The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this
Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each May 15 following the date of this Indenture, deliver to Holders a brief report, dated as of such
May 15, which complies with the provisions of such Section 313(a).

        A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Corporation.
The Corporation will promptly notify the Trustee when any Securities are listed on any stock exchange or any delisting thereof.

Section 704.   Reports by Corporation.

        The Corporation shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the
Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Corporation's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's
Certificates).

                                                 ARTICLE VIII.

                                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 801.   Corporation May Consolidate, Etc., Only on Certain Terms.

        The Corporation shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Corporation or convey, transfer or lease its properties and assets substantially as an entirety to the Corporation, unless:

               (1)    in case the Corporation shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Corporation is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Corporation substantially as an entirety shall be a corporation, partnership, limited liability company or trust organized and existing under the laws of the United States of America or any State thereof or the District of
        Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of
        (and premium, if any) and interest on all the Securities and the performance of every covenant of this
        Indenture on the part of the Corporation to be performed or observed;

               (2)    immediately after giving effect to such transaction, no Event of Default, and no event which, after notice of lapse of time, or both, would become an Event of Default, shall have occurred and be continuing;

               (3)    such other conditions as may be specified pursuant to Section 301 with respect to the
        Securities of any series shall have been satisfied; and

               (4)    the Corporation shall deliver to the Trustee an Officer's Certificate and an Opinion of
Counsel, each stating that such consolidation, merger, conveyance or transfer and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this
Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to Section 601, may rely upon such Officer's Certificate and Opinion of
Counsel as conclusive evidence that such transaction complies with this Section 801.

Section 802.   Successor Substituted.

        Upon any consolidation of the Corporation with, or merger of the Corporation into, any other Person or any conveyance or transfer of the properties and assets of the Corporation as an entirety or substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Corporation is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation under this Indenture with the same effect as if such successor

Person had been named as the Corporation herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

        Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Corporation, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Corporation and delivered to the Trustee; and, upon the order of such successor Person instead of the
Corporation, and subject to all the terms, conditions and limitations in this Indenture prescribed, the
Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Corporation to the Trustee for authentication pursuant to such provisions and any Securities which such successor Person thereafter shall cause to be signed and delivered to the
Trustee on its behalf for the purpose pursuant to such provisions.  All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

        In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.

                                                  ARTICLE IX.

                                            SUPPLEMENTAL INDENTURES

Section 901.   Supplemental Indentures Without Consent of Holders.

        Without the consent of any Holders, the Corporation, when authorized by a Board Resolution, and the
Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

               (1)    to evidence the succession of another Person to the Corporation and the assumption by any such successor of the covenants of the Corporation herein and in the Securities; or

               (2)    to add to the covenants of the Corporation for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of
        Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Corporation; or

               (3)    to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

               (4)    to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to facilitate the issuance of
        Securities in uncertificated form; or

               (5)    to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities; provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

               (6)    to secure the Securities; or

               (7)    to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

               (8)    to evidence and provide for the acceptance of appointment hereunder by a successor
        Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

               (9)    to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

Section 902.   Supplemental Indentures With Consent of Holders.

        With the consent of the Holders of not less than a majority in principal amount of the Outstanding
Securities of all series affected by such supplemental indenture (voting as one class), by Act of said
Holders delivered to the Corporation and the Trustee, the Corporation, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture, or modifying in any manner the rights of the Holders of Securities under this
Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

               (1)    change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security (other than pursuant to the terms of such Security), or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and

        payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or change the coin or currency in which any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

               (2)    reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose
        Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

               (3)    modify any of the provisions of this Section, Section 513 or Section 1006, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;
        provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
        Section 1006, or the deletion of this proviso, in accordance with the requirements of Sections 611 and
        901(8).

               A supplemental indenture which changes or eliminates any covenant or other provision of this
        Indenture which has expressly been included solely for the benefit of one or more particular series of
        Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the
        Holders of Securities of any other series.

        It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.   Execution of Supplemental Indentures.

        In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in conclusively relying upon, an
Opinion of Counsel and an Officer's Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and all, if any, conditions precedent have been complied with. The
Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the
Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.   Effect of Supplemental Indentures.

        Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this

Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.   Conformity with Trust Indenture Act.

        Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906.   Reference in Securities to Supplemental Indentures.

        Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the
Trustee as to any matter provided for in such supplemental indenture. If the Corporation shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Corporation, to any such supplemental indenture may be prepared and executed by the Corporation and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 907.   Subordination Unimpaired.

        This Indenture may not be amended to alter the subordination of any of the Outstanding Securities without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.

                                                   ARTICLE X.

                                                   COVENANTS

Section 1001.  Payment of Principal, Premium and Interest.

        The Corporation covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002.  Maintenance of Office or Agency.

        The Corporation will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Corporation in respect of the Securities of that series and this Indenture may be served. The Corporation will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Corporation shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Corporation hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

        The Corporation may also from time to time designate one or more other offices or agencies where the
Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Corporation of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Corporation will give prompt written notice to the
Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003.  Money for Securities Payments to Be Held in Trust.

        If the Corporation shall at any time act as its own Paying Agent with respect to any series of
Securities, it will, on or before each due date of the principal of or any premium or interest on any of the
Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

        Whenever the Corporation shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust
Indenture Act, and (unless such Paying Agent is the Trustee) the Corporation will promptly notify the Trustee of its action or failure so to act.

        The Corporation will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the
Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, (2) give the Trustee notice of any default by the Corporation (or any other obligor upon the
Securities) in the making of any payment of principal (and premium, if any) or interest, (3) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (4) during the continuance of any default by the Corporation (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

        The Corporation may at any time, for the purpose of obtaining the satisfaction and discharge of this
Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust hereunder by the Corporation or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Corporation or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Any money deposited with the Trustee or any Paying Agent, or then held by the Corporation, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Corporation on Company Request, or (if then held by the Corporation) shall be discharged from such trust;
and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the
Corporation for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Corporation as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Corporation cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Corporation.

Section 1004.  Corporate Existence.

        Subject to Article Eight, the Corporation will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises.

Section 1005.  Statement by Officers as to Default.

        The Corporation will deliver to the Trustee, on or before October 15 of each calendar year or on or before such other day in each calendar year as the Corporation and the Trustee may from time to time agree upon, an Officer's Certificate, stating whether or not to the best knowledge of the signers thereof the
Corporation is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Corporation shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1006.  Waiver of Certain Covenants.

        Except as otherwise specified as contemplated by Section 301 for Securities of such series, the
Corporation may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 301(19), 901(2) or
901(7) for the benefit of the Holders of such series if before the time for such compliance the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the
Corporation and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 1007.  Calculation of Original Issue Discount.

        The Corporation shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                                  ARTICLE XI.

                                           REDEMPTION OF SECURITIES

Section 1101.  Applicability of Article.

        Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such
Securities) in accordance with this Article.

Section 1102.  Election to Redeem; Notice to Trustee.

        The election of the Corporation to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Corporation, the Corporation shall, at least 45 days prior to the Redemption Date fixed by the Corporation (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such
Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (A) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (B) pursuant to an election of the Corporation which is subject to a condition specified in the terms of such Securities or elsewhere in this Indenture, the Corporation shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

Section 1103.  Selection by Trustee of Securities to Be Redeemed.

        If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series; provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular
Securities to be redeemed shall be selected not more than 60 days prior to the

Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

        The Trustee shall promptly notify the Corporation in writing of the Securities selected for redemption as aforesaid and, in the case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

        The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

        For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.  Notice of Redemption.

        Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

        All notices of redemption shall identify the Securities to be redeemed (including CUSIP number(s)) and shall state:

               (1)    the Redemption Date;

               (2)    the Redemption Price;

               (3)    if less than all the Outstanding Securities of any series and of a specified tenor consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series and of a specified tenor consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed;

               (4)    that on the Redemption Date the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

               (5)    the place or places where each such Security is to be surrendered for payment of the
        Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by
        Section 301 with respect to such Securities that such surrender shall not be required;

               (6)    that the redemption is for a sinking fund, if such is the case; and

               (7)    such other matters as the Corporation shall deem desirable or appropriate.

        Unless otherwise specified with respect to any Securities in accordance with Section 301, with respect to any redemption of Securities at the election of the Corporation, unless, upon the giving of notice of such redemption, Defeasance shall have been effected with respect to such Securities pursuant to Section 1302, such notice may state that such redemption shall be conditional upon the receipt by the Trustee or the Paying
Agent(s) for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and any premium and interest on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Corporation shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Trustee or Paying Agent(s) for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

        Notice of redemption of Securities to be redeemed at the election of the Corporation, and any notice of non-satisfaction of redemption as aforesaid, shall be given by the Corporation or, at the Corporation's written request, by the Trustee in the name and at the expense of the Corporation. Subject to the preceding paragraph, any such notice of redemption shall be irrevocable.

Section 1105.  Deposit of Redemption Price.

        On or prior to the Redemption Date specified in the notice of redemption given as provided in Section
1104, the Corporation will deposit with the Trustee or with one or more Paying Agents (or if the Corporation is acting as its own Paying Agent, the Corporation will segregate and hold in trust as provided in Section
1003) an amount of money sufficient to pay the Redemption Price of, and any accrued interest on, all the
Securities which are to be redeemed on that date.

Section 1106.  Securities Payable on Redemption Date.

        Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption
Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Corporation shall default in the payment of the
Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security or portion thereof shall be paid by the Corporation at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security, and provided further that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such
Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

        If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.  Securities Redeemed in Part.

        Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor
(with, if the Corporation or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Corporation and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Corporation shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                                 ARTICLE XII.

                                                 SINKING FUNDS

Section 1201.  Applicability of Article.

        The provisions of this Article shall be applicable to any sinking fund for the retirement of
Securities of any series except as otherwise specified as contemplated by Section 301 for such Securities.

        The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment." If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

Section 1202.  Satisfaction of Sinking Fund Payments with Securities.

        The Corporation (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Corporation pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with

respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.  Redemption of Securities for Sinking Fund.

        Not less than 45 days prior to each sinking fund payment date for any Securities, the Corporation will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 1202 and stating the basis for such credit and that such
Securities have not been previously so credited and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the
Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Corporation in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1105 and 1106.

                                                 ARTICLE XIII.

                                      DEFEASANCE AND COVENANT DEFEASANCE

Section 1301.  Applicability of Article.

        Unless, pursuant to Section 301, provision is made that either or both of (A) defeasance of any
Securities or any series of Securities under Section 1302 and (B) covenant defeasance of any Securities or any series of Securities under Section 1303 shall not apply to such Securities of a series, then the provisions of either or both of Sections 1302 and Section 1303, as the case may be, together with Sections
1304 and 1305, shall be applicable to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article.

Section 1302.  Defeasance and Discharge.

        The Corporation may cause itself to be discharged from its obligations with respect to any Securities or any series of Securities on and after the date the conditions set forth in Section 1304 are satisfied
(hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Corporation shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Corporation, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder:
(1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1304 and as more

fully set forth in such Section, payments in respect of the principal of and any premium and interest on such
Securities when payments are due, (2) the Corporation's obligations with respect to such Securities under
Sections 304, 305, 306, 1002 and 1003 and with respect to the Trustee under Section 607, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, Defeasance with respect to any Securities or any series of Securities by the Corporation is permitted under this Section 1302 notwithstanding the prior exercise by the Corporation of its rights under Section 1303 with respect to such Securities. Following a Defeasance, payment of such Securities may not be accelerated because of an Event of Default.

Section 1303.  Covenant Defeasance.

        The Corporation may cause itself to be released from its obligations under any covenants provided pursuant to Section 301(19), 901(2), 901(6) or 901(7) with respect to any Securities or any series of
Securities for the benefit of the Holders of such Securities and the occurrence of any event specified in
Sections 501(4) (with respect to any such covenants provided pursuant to Section 301(19), 901(2), 901(6) or
901(7)) or 501(7) shall be deemed not to be or result in an Event of Default with respect to such Securities as provided in this Section, in each case on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Corporation may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 1304.  Conditions to Defeasance or Covenant Defeasance.

        The following shall be the conditions to the application of Section 1302 or Section 1303 to any
Securities or any series of Securities, as the case may be:

               (1)    The Corporation shall irrevocably have deposited or caused to be deposited with the
        Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the case of (B) or (C), in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities or on any Redemption Date established pursuant to Clause (3) below, in accordance with the terms of this Indenture and such Securities. As used herein, "Government
        Obligation" means (x) any security which is (i) a direct obligation of the United States of America or the government

        which issued the foreign currency in which such Securities are payable, for the payment of which its full faith and credit is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government which issued the foreign currency in which such Securities are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the
        Securities Act) as custodian with respect to any Government Obligation which is specified in clause
        (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

               (2)    No event which is, or after notice or lapse of time or both would become, an Event of
        Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

               (3)    If the Securities are to be redeemed prior to Stated Maturity (other than from mandatory sinking fund payments or analogous payments), notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

               (4)    The Corporation shall have delivered to the Trustee an Officer's Certificate and an
        Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or
        Covenant Defeasance have been complied with.

Section 1305.  Deposited Money and Government Obligations to Be Held in Trust; Miscellaneous Provisions.

        Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations
(including the proceeds thereof) deposited with the Trustee pursuant to Section 1304 in respect of any
Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such
Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Corporation acting as its own Paying Agent), to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

        The Corporation shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

        Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the
Corporation from time to time upon Company Request any money or Government Obligations held by it as provided in Section 1304 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or
Covenant Defeasance, as the case may be, with respect to such Securities.

                                                 ARTICLE XIV.

                                                 SUBORDINATION

Section 1401.  Agreement to Subordinate.

        The Corporation, for itself, is successors and assigns, covenants and agrees, and each holder of a
Security of any series likewise covenants and agrees by his acceptance thereof, that the obligation of the
Corporation to make any payment on account of the principal of and interest on each and all of the Securities of any series shall be subordinate and junior in right of payment to the Corporation's obligations to the holders of Senior Indebtedness of the Corporation.

        In the case of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Corporation as a whole, whether voluntary or involuntary, all obligations of the Corporation to holders of Senior Indebtedness of the Corporation shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on any of the Securities. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness of the Corporation, the holders of the Securities of each series, together with the holders of any obligations of the Corporation ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the
Corporation the amounts at the time due and owing on account of unpaid principal of and interest on the
Securities of any series before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Corporation ranking junior to the
Securities. In addition, in the event of any such proceeding, if any payment or distribution of assets of the
Corporation of any kind or character whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the
Corporation being subordinated to the payment of the Securities of any series shall be received by the
Trustee or the holders of the Securities of any series before all Senior Indebtedness of the Corporation is paid in full, such payment or distribution shall be held in trust for the benefit of and shall be paid over to the holders of such Senior Indebtedness of the Corporation or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior

Indebtedness of the Corporation may have been issued, ratably, for application to the payment of all Senior
Indebtedness of the Corporation remaining unpaid until all such Senior Indebtedness of the Corporation shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such
Senior Indebtedness of the Corporation. The obligations of the Corporation in respect of the Securities of all series shall rank on a parity with any obligations of the Corporation ranking on a parity with the
Securities. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

        The subordination provisions of the foregoing paragraph and Section 1409 shall not be applicable to amounts at the time due and owing on the Securities of any series on account of the unpaid principal of or interest on the Securities of such series for the payment of which funds have been deposited in trust with the Trustee or any Paying Agent or have been set aside by the Corporation in trust in accordance with the provisions of this Indenture; nor shall such provisions impair any rights, interests, or powers of any secured creditor of the Corporation in respect of any security the creation of which is not prohibited by the provisions of this Indenture.

        The Corporation shall give written notice to the Trustee within 10 Business Days after the occurrence of (i) any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the
Corporation as a whole, whether voluntary or involuntary, (ii) any Event of Default described in Section
501(5) or (6), or (iii) any event specified in Section 1409. The Trustee, subject to the provisions of
Section 601, shall be entitled to assume that, and may act as if, no such event referred to in the preceding sentence has occurred unless a Responsible Officer of the Trustee assigned to the Trustee's corporate trust department has received at the principal office of the Trustee from the Corporation or any one or more holders of Senior Indebtedness of the Corporation or any trustee or representative therefor (who shall have been certified or otherwise established to the satisfaction of the Trustee to be such a holder or trustee or representative) written notice thereof. Upon any distribution of assets of the Corporation referred to in this Article, the Trustee and holders of the Securities of each series shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which proceedings relating to any event specified in the first sentence of this paragraph are pending for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article, and the Trustee, subject to the provisions of Article Six, and the holders of the
Securities of each series shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the holders of the Securities of each series for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the
Senior Indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. In the absence of any such liquidating trustee, agent or other person, the Trustee shall be entitled to rely upon a written notice by a
Person representing himself to be a holder of Senior Indebtedness of the Corporation (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Indebtedness
(or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness of the Corporation, to participate in any payment

or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participation in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such
Person to receive such payment.

Section 1402.  Obligation of the Corporation Unconditional.

     Nothing contained in this Article or elsewhere in this Indenture is intended to or shall impair, as between the Corporation and the holders of the Securities of each series, the obligation of the Corporation, which is absolute and unconditional, to pay to such holders the principal of and interest on such Securities of each series when, where and as the same shall become due and payable, all in accordance with the terms of such Securities, or is intended to or shall affect the relative rights of such holders and creditors of the
Corporation other than the holders of the Senior Indebtedness of the Corporation, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness of the Corporation in respect of cash, property, or securities of the
Corporation received upon the exercise of any such remedy.

Section 1403.  Limitations on Duties to Holders of Senior Indebtedness of the Corporation.

        With respect to the holders of Senior Indebtedness of the Corporation, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this
Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the
Corporation shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Corporation, except with respect to moneys held in trust pursuant to the first paragraph of Section 1401.

Section 1404.  Notice to Trustee of Facts Prohibiting Payment.

        Notwithstanding any of the provisions of this Article or any other provisions of this Indenture, the
Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee unless and until a Responsible Officer of the
Trustee assigned to its corporate trust department shall have received at the principal office of the Trustee written notice thereof from the Corporation or from one or more holders of Senior Indebtedness of the
Corporation or from any trustee therefor or representative thereof who shall have been certified by the
Corporation or otherwise established to the reasonable satisfaction of the Trustee to be such a holder or trustee or representative; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that, if prior to the fifth Business Day preceding the date upon which by the terms hereof any such moneys may become payable for any purpose, or in the event of the execution of an instrument pursuant to
Section 401, 1302 or 1303 acknowledging satisfaction and discharge of this Indenture or acknowledging a defeasance or in the event of a deposit under Section 1304(i) with respect to a covenant defeasance, then, if prior to the second Business Day preceding the date of such execution or deposit, as the case may be, the Trustee shall not have received with respect to such moneys or the moneys and/or Governmental Obligations deposited pursuant to Section 1304 the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and/or Governmental Obligations and/or apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date; provided, however, no such application shall affect the obligations under this Article of the Persons receiving such moneys from the Trustee.

Section 1405.  Application by Trustee of Moneys Deposited with It.

        Anything in this Indenture to the contrary notwithstanding, any deposit of moneys by the Corporation with the Trustee or any agent (whether or not in trust) for any payment of the principal of or interest on any Securities shall, except as provided in Section 1404, be subject to the provisions of Section 1401.

Section 1406.  Subrogation.

        Subject to the payment in full of all Senior Indebtedness of the Corporation, the holders of the
Securities of each series shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Corporation applicable to such Senior Indebtedness until the Securities shall be paid in full, and none of the payments or distributions to the holders of such Senior
Indebtedness to which the holders of the Securities of any series or the Trustee would be entitled except for the provisions of this Article or of payments over pursuant to the provisions of this Article to the holders of such Senior Indebtedness by the holders of such Securities or the Trustee shall, as among the Corporation, its creditors other than the holders of such Senior Indebtedness, and the holders of such Securities, be deemed to be a payment by the Corporation to or on account of such Senior Indebtedness; it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the holders of such Securities, on the one hand, and the holders of the Senior Indebtedness of the
Corporation, on the other hand.

Section 1407.  Subordination Rights Not Impaired by Acts or Omissions of Corporation or Holders of Senior
               Indebtedness of the Corporation.

        No right of any present or future holders of any Senior Indebtedness of the Corporation to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof with which any such holder may have or be otherwise charged. The holders of Senior Indebtedness of the Corporation may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness of the Corporation, or amend or supplement any instrument pursuant to which any

such Senior Indebtedness of the Corporation is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness of the Corporation including, without limitation, the waiver of default thereunder, all without notice to or assent from the holders of the Securities of each series or the Trustee and without affecting the obligations of the Corporation, the Trustee or the holders of such Securities under this Article.

Section 1408.  Authorization of Trustee to Effectuate Subordination of Securities.

        Each holder of a Security of any series, by his acceptance thereof, authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of such Securities and the holders of Senior Indebtedness of the Corporation, the subordination provided in this Article. If, in the event of any proceeding or other action relating to the Corporation referred to in the second paragraph of Section 1401, a proper claim or proof of debt in the form required in such proceeding or action is not filed by or on behalf of the holders of the Securities of any series prior to fifteen days before the expiration of the time to file such claim or claims, then the holder or holders of
Senior Indebtedness of the Corporation shall have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the holders of such Securities.

Section 1409.  No Payment When Senior Indebtedness in Default.

        In the event and during the continuation of any default in the payment of principal of or interest on any Senior Indebtedness, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured, waived or remedied or shall have ceased to exist and such acceleration shall have been rescinded or annulled or all amounts due on such Senior Indebtedness are paid in full in cash or other permitted consideration, or in the event any judicial proceeding shall be pending with respect to any such default in payment or such event or default (unless and until all amounts due on such Senior Indebtedness are paid in full in cash or other permitted consideration), then no payment or distribution of any kind or character, whether in cash, properties or securities shall be made by the
Corporation on account of principal of (or premium, if any) or interest if any, on the Securities or on account of the purchase or other acquisition of Securities by the Corporation or any Subsidiary.

        In the event that, notwithstanding the foregoing, the Corporation shall make any payment to the
Trustee or the holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such holder, then and in such event payment shall be paid over and delivered forthwith to the Corporation.

Section 1410.  Right of Trustee to Hold Senior Indebtedness of the Corporation.

        The Trustee shall be entitled to all of the rights set forth in this Article in respect of any Senior
Indebtedness of the Corporation at any time held by it in its individual capacity to the same extent as any other holder of such Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the
Trustee of any of its rights as such holder.

Section 1411.  Article Fourteen Not to Prevent Defaults.

        The failure of the Corporation to make a payment pursuant to the terms of Securities of any series by reason of any provision in this Article shall not be construed as preventing the occurrence of an Event of
Default under this Indenture.

                                                  ARTICLE XV.

                        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 1501.  Indenture and Securities Solely Corporate Obligations.

        No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Corporation in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Corporation or of any successor corporation, either directly or through the Corporation or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

        This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        In Witness Whereof, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                                    SOUTHERN CALIFORNIA EDISON
                                                              COMPANY

                                                    By ______________________________

Attest:

_____________________________________

                                                    THE BANK OF NEW YORK TRUST
                                                          COMPANY, N.A.,
                                                    as Trustee

                                               By _______________________________
                                                       Authorized Signatory

Attest:

_____________________________________